Plant Acquisitions	12 Months Ended
Dec. 31, 2023
Business Combination and Asset Acquisition [Abstract]
Plant Acquisitions	Plant Acquisitions:
Baconton Power Facility
On May 25, 2023, we acquired one generating unit at the Baconton Power Plant, a four-unit 188 megawatt natural gas-fired combustion turbine facility located near Baconton, Georgia, from Baconton Power, LLC. Our unit has an aggregate summer planning reserve generation capacity of approximately 45 megawatts. Our unit also features dual-fuel capability and can run on diesel fuel that is stored on site.
The purchase price was $16,743,000 and the acquisition also included other transaction costs of approximately $746,000 (consisting primarily of legal and professional services). We accounted for the acquisition as an asset acquisition. We financed the acquisition on an interim basis through the issuance of commercial paper. In February 2024, we received a conditional commitment for a Rural Utilities Service-guaranteed loan totaling $17.5 million for the Baconton acquisition and we expect to draw on the loan by the end of 2024. For any amounts not funded through the Rural Utilities Service, we intend to issue first mortgage bonds. We expect that any financing from the Rural Utilities Service or through first mortgage bonds will be secured under our first mortgage indenture.
The following amounts represent the identifiable assets acquired and liabilities assumed in the Baconton acquisition:

Classification	(dollars in thousands)
Recognized identifiable assets acquired and liabilities assumed:
Electric plant in service, net	$16,450
Other current assets	323
Other current liabilities	(30)
Total identifiable net assets	$16,743
Some of our members elected to take service (scheduling members) at the date of acquisition and some members have elected to defer (deferring members) their share of output until on or before January 2026. Prior to the deferring members’ use of Baconton, their share of output is being sold into the wholesale market. Revenues and costs of output associated with scheduling members are recognized in the current period. Residual net results of operations, including related interest costs of deferring members are deferred as a regulatory asset. This regulatory asset will be amortized over the then remaining life of the plant, estimated to be 14 years at January 2026. If a deferring member elects to take service before January 2026, amortization of that member's share of the regulatory asset will begin upon taking service.
Walton County Plant
On August 22, 2023, we signed a membership interest purchase agreement with Mackinaw Power, LLC to purchase Walton County Power, LLC, owner of the Walton County Power Plant. The Walton facility consists of three natural gas-fired combustion turbine electric generating units with a combined nominal capacity of 465 megawatts located in Walton County, Georgia. The acquisition is subject to customary closing conditions and is expected to close in the second quarter of 2024.